Catalyst/SMH High Income Fund

Class A: HIIFX  Class C: HIICX

SUMMARY PROSPECTUS

NOVEMBER 19, 2012

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.catalystmutualfunds.com/FundDocuments. You can also get this information at no cost by calling 1-866-447-4228, emailing info@CatalystMutualFunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2012, as revised November 8, 2012 and November 19, 2012, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: CATALYST/SMH HIGH INCOME FUND

Investment Objective: The Fund seeks to provide a high level of current income with capital appreciation as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in section entitled How to Buy Shares on page 73 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	1.46%	2.21%
Fee Waiver and/or Expense Reimbursement[1]	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.45%	2.20%

1 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C
1	$616	$223
3	$914	$690
5	$1,234	$1,184
10	$2,138	$2,543

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2012 was 33%.

Principal Investment Strategies:

The Fund invests in a non-diversified group of low-quality, high yield corporate bonds, convertible securities and asset-backed securities.  The Fund may invest without limitation in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds).  The Fund may also invest in corporate issues that have defaulted.  Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume.  While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years.  The Fund seeks capital appreciation from selling securities above the purchase price.  Bonds may appreciate in value through an improvement in credit quality among other reasons.

To select the securities in which to invest, SMH Capital Advisors, Inc., the Fund’s sub-advisor (“Sub-Advisor”), conducts fundamental credit research on each issuer.  Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and will choose its investments from, the following types of securities:

•

Corporate debt. Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.

•

Preferred stocks. Preferred stock is corporate stock that pays set dividends to its holders. Preferred stock has a superior claim on the issuer’s income and assets relative to common stock but a lower claim on assets than corporate bondholders.

• Convertible securities. Bonds or preferred stocks which are convertible into, or exchangeable for, common stocks.

•

Asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the underlying loans transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund does not intend to invest in sub-prime mortgage backed securities.

•

Collateralized Mortgage Obligations (CMOs). CMOs are a specific type of asset backed securities that are collateralized by mortgages or mortgage pass-through securities. When CMOs are created, the rights to receive principal and interest payments on the underlying mortgages are divided up to create short, intermediate and long-term CMO bonds. These rights are delegated and divided among the various maturity structures of the CMOs based on assumptions made by the creators concerning the timing of cash flows on the underlying mortgages, including expected prepayment rates. The Fund does not intend to invest in sub-prime mortgage backed securities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

The Fund and Catalyst Capital Advisors LLC, the Fund’s investment advisor, intends to request that the Securities and Exchange Commission grant an order that allows the advisor to hire a sub-advisor or sub-advisors without shareholder approval (the “Order”).  If the Order is granted, the Adviser will have ultimate responsibility (subject to oversight by the Board of Trustees of the Trust) to oversee the Subadvisers and recommend their hiring, termination and replacement.  Until that Order is granted, shareholder approval is required if the advisor hires a sub-advisor or sub-advisors.  However, there is no guarantee that such an Order will be issued.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Asset-Backed Security Risk.  When the Fund invests in asset-backed securities, including mortgage backed securities and CMOs, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Junk Bond Risk.  Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Lower Quality Debt. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock or bond market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Prepayment Risk.  During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities and the Fund may have to reinvest at a lower interest rate.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.  There can be no guarantee the securities held by the Fund will appreciate in value.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the High Income Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 27.23% (quarter ended June 30, 2009), and the lowest return for a quarter was (7.72)% (quarter ended September 30, 2011). The Fund’s Class A year-to-date return for the period ended September 30, 2012 was 6.88%.

Average Annual Total Returns

(for the periods ended

December 31, 2011)

Class A	1 Year	Since inception (5/21/2008)
Return Before Taxes	-4.65%	4.75%
Return After Taxes on Distributions	-8.04%	0.64%
Return After Taxes on Distributions and Sale of Fund Shares	-2.31%	1.71%
Merrill Lynch US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	4.50%	8.91%

Class C	1 Year	Since inception (5/21/2008)
Return Before Taxes	-1.61%	5.40%
Merrill Lynch US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	4.50%	8.91%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: SMH Capital Advisors, Inc. serves as the Fund’s Sub-Advisor.

Portfolio Managers: Dwayne Moyers, President, Chief Investment Officer and Senior Portfolio Manager of the Sub-Advisor, Morgan Neff, Vice President and Senior Portfolio Manager of the Sub-Advisor, and Daniel Rudnitsky, Portfolio Manager and Vice President of Product Development of the Sub-Advisor, serve as the Fund’s Portfolio Managers.   Mr. Moyers has served the Fund in this capacity since the Fund commenced operations in 2008. Mr. Neff has served the Fund in this capacity since October 2011. Mr. Rudnitsky has served the Fund in this capacity since October 2012.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.